ACCOUNTS RECEIVABLE AND OTHER	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of trade and other receivables [text block]
ACCOUNTS RECEIVABLE AND OTHER

AS AT DEC. 31 (MILLIONS)	Note	2019	2018
Accounts receivable	(a)	$11,129	$9,167
Prepaid expenses and other assets	(a)	5,636	5,508
Restricted cash	(b)	1,595	1,923
Sustainable resources	(c)	109	333
Total		$18,469	$16,931

The current and non-current balances of accounts receivable and other are as follows:

AS AT DEC. 31 (MILLIONS)	2019	2018
Current	$13,862	$11,911
Non-current	4,607	5,020
Total	$18,469	$16,931

a)	Accounts Receivable and Other Assets
Accounts receivable includes contract assets of $682 million (2018 – $641 million). Contract assets relate primarily to work-in-progress on our long-term construction services contracts for which customers have not yet been billed.

b)	Restricted Cash
Restricted cash primarily relates to the company’s real estate, renewable power and private equity financing arrangements including defeasement of debt obligations, debt service accounts and deposits held by the company’s insurance operations.

c)	Sustainable Resources
Dispositions of $270 million during the year related to the sale of our investment in Acadian, which owned 1.7 million acres of consumable freehold timberlands, representing 40.3 million cubic metres of mature timber and timber available for harvest. Additions of $77 million is attributable to the plantation of soybeans throughout the year.
The following table presents the change in the balance of timberlands and other agricultural assets:

AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2019	2018
Balance, beginning of year	$333	$390
Additions	77	21
Dispositions	(270)	—
Fair value adjustments	12	42
Decrease due to harvest	(39)	(89)
Foreign currency changes	(4)	(31)
Balance, end of year	$109	$333

The carrying values are based on external appraisals completed annually as at December 31. The appraisals utilize a combination of the discounted cash flow and sales comparison approaches to arrive at the estimated value. The significant unobservable inputs (Level 3) included in the discounted cash flow models used when determining the fair value of standing timber and agricultural assets include:

Valuation Techniques	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis	• Future cash flows	• Increases (decreases) in future cash flows increase (decrease) fair value	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	• Timber / agricultural prices	• Increases (decreases) in price increase (decrease) fair value	• Increases (decreases) in price tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from price
	• Discount rate /terminal capitalization rate	• Increases (decreases) in discount rate or terminal capitalization rate decrease (increase) fair value	• Decreases (increases) in discount rates or terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from rates
	• Exit Date	• Increases (decreases) in exit date decrease (increase) fair value	• Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year

Key valuation assumptions include a weighted-average discount and terminal capitalization rate of 6.1% (2018 – 5.7%), and terminal valuation dates of up to 21 years (2018 – 30 years). Timber and agricultural asset prices were based on a combination of forward prices available in the market and price forecasts.